TRANSAMERICA IDEX MUTUAL FUNDS

Supplement dated January 18, 2006 to the Prospectus dated March 1, 2005, as previously supplemented

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TA IDEX Transamerica Growth Opportunities

The following information supplements, amends, and replaces the information in the Prospectus regarding TA IDEX Transamerica Growth Opportunities:

The Board of Trustees of Transamerica IDEX, on behalf of TA IDEX Transamerica Growth Opportunities, has approved certain changes to the principal investment strategies of the fund to permit investment of a larger portion of fund assets in securities of issuers with market capitalizations in excess of $5 billion at the time of purchase.

Accordingly, effective January 18, 2006, the third paragraph under the section entitled “Principal Strategies and Policies” is hereby replaced with the following information:

TIM generally invests at least 65% of the fund’s assets in a diversified portfolio of equity securities. The companies issuing these securities are companies with small- and medium-sized market capitalization whose market capitalization or annual revenues are no more than $10 billion at the time of purchase.

In addition, in light of the above change to the fund’s investment strategies, the fund’s benchmark index has been changed from the Russell 2500 Growth Index to the Russell Midcap® Growth Index, which more accurately reflects the revised investment strategies of the fund.

Accordingly, the first sentence under the heading “Past Performance” is hereby replaced with the following sentence:

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the fund’s performance has varied from year to year and how the fund's average total returns for different periods compare to the return of broad measures of market performance, the Russell Midcap® Growth Index, a widely recognized unmanaged index of market performance, which measures the performance of mid-cap growth companies (mid-cap companies with high price-to-book ratios and high forecasted growth values).

The following is hereby added right above the last row of the table entitled “Average Annual Total Returns as of 12/31/04”:

	1 Year	Life of Fund[2]

Russell Midcap® Growth Index (reflects no deduction for fees, expenses, or taxes)	15.48%	(7.20)%

The following is added as footnote 4 to the Russell 2500 Growth Index under the same table:

This index served as the fund’s benchmark prior to January 18, 2006. This benchmark index change was made as the Russell Midcap® Growth Index more accurately reflects the principal strategies and policies of the fund.

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Investors Should Retain This Supplement For Future Use